UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of earliest event reported ): January 12, 2006
SPANISH BROADCASTING SYSTEM, INC.
( Exact name of registrant as specified in its charter )

Delaware	000-27823	13-3827791
( State or other jurisdiction of incorporation )	( Commission File Number )	( IRS Employer Identification No. )

2601 South Bayshore Drive, PH II, Coconut Grove, Florida		33133
( Address of principal executive offices )		( Zip Code )
(305) 441-6901
( Registrant’s telephone number, including area code )
( Former name or former address, if changed since last report )
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 6, 2006, Mega Media Holdings, Inc. (“Mega Media Holdings”) and WDLP Licensing, Inc. (“Mega-Sub,” and together with Mega Media Holdings, “Mega Media”) entered into a third amendment to the Asset Purchase Agreement, dated as of July 12, 2005, as previously amended on September 19, 2005 and October 19, 2005 (the “Asset Purchase Agreement”), with WDLP Broadcasting Company, LLC (“WDLP”), WDLP Licensed Subsidiary, LLC, a wholly owned subsidiary of WDLP (“WDLP-Sub”), Robin Broadcasting Company, LLC (“Robin Broadcasting”), and Robin Licensed Subsidiary, LLC, a wholly owned subsidiary of Robin Broadcasting (“Robin-Sub”). In connection with this third amendment, the parties agreed to extend the closing date to February 28, 2006 (the “Closing Date”) and Mega-Sub agreed to become one of the buyers under the Asset Purchase Agreement subject to all the provisions thereto.
     The amended purchase price is equal to $37,550,000 (comprised of the initial purchase price of $37,000,000, plus an extension payment of $250,000 and a payment of $300,000 as additional consideration for the extension of the Closing Date). At closing, Mega Media will pay the cash amount of $17,000,000, and at its option may either pay the $18,500,000 balance of the purchase by (i) delivering a promissory note, with Spanish Broadcasting System, Inc. (“SBS”) as co-maker of the note, which matures on January 2, 2009 and is secured by the assets being acquired in the transaction or (ii) paying cash.
     A copy of the amendment to the asset purchase agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     Previously, on July 12, 2005, SBS through its wholly-owned subsidiary, Mega Media, entered into an asset purchase agreement with WDLP, WDLP-Sub, Robin Broadcasting and Robin-Sub. Pursuant to the asset purchase agreement, Mega Media will acquire the assets, including licenses, permits and authorizations issued by the Federal Communications Commission used in or related to the operation of television stations WDLP -TV (Channel 22) and its derivative digital television station WDLP-DT (Channel 3) in Key West, Florida and WSBS-CA (Channel 50) in Miami, Florida. The purchase agreement contains customary representations, warranties and covenants.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

10.1 -
Amendment to Asset Purchase Agreement dated January 6, 2006, by and among Mega Media Holdings, Inc., WDLP Licensing, Inc., and WDLP Broadcasting Company, LLC, WDLP Licensed Subsidiary, LLC, Robin Broadcasting Company, LLC, and Robin Licensed Subsidiary, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.
(Registrant)

January 12, 2006	By:	/s/ Joseph A. García

Joseph A. García
Chief Financial Officer, Executive Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

10.1 -
Amendment to Asset Purchase Agreement dated January 6, 2006, by and among Mega Media Holdings, Inc., WDLP Licensing, Inc., and WDLP Broadcasting Company, LLC, WDLP Licensed Subsidiary, LLC, Robin Broadcasting Company, LLC, and Robin Licensed Subsidiary, LLC.

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